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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 20, 2000


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)


        New York                      333-05271                 13-3728743
-----------------------------     ------------------       ---------------------
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                       Number)              Identification No.)


              380 Madison Avenue, New York                 10017-2951
        ----------------------------------------         --------------
        (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (212) 622-3510



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Item 5.  Other Events:


         On or about December 15, 18 and 19, 2000, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1, Series 1998-2, Series 1999-1, Series 1999-2,
Series 2000-1 and Series 2000-2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).    Exhibits

              Exhibits          Description
              ---------         ------------

                20.1 Monthly Reports with respect to the December 15, 18 and 19, 2000 distributions.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 26, 2000

                                            THE CHASE MANHATTAN BANK,
                                            As Paying Agent, on behalf of
                                            Chase Commercial Mortgage
                                            Securities Corp.


                                            By: /s/ Martin A. Friedman
                                                --------------------------------
                                                Name:  Martin A. Friedman
                                                Title: Vice President




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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                 Description
-----------                 ------------
20.1                        Monthly Reports with respect to the distributions
                            to certificateholders December 15, 18 and 19, 2000.